[Color commercial opens with shot of a bright orange sunset. Camera pulls back to reveal that sunset is actually reflecting on the window of an office building. As camera pulls back even further, office lights begin to come on in buildings and form two lines building a mountain chart. Camera pulls back to reveal buildings and cityscape in full as the mountain chart grows to show the performance of the NAREIT Equity REIT Index and S&P 500 Index over 20 years (both lines start with beginning investment of $10,000 at 1977. At conclusion of chart are totals:] NAREIT $192,479 and S&P 500:$174,433
[Beneath the chart in smaller text is the disclosure:] Based on investment of $10,000 beginning 12/31/77 through 12/31/97.
[Announcer reads:]
Over the past 20 years, the National Association of Real Estate Investment Trusts Equity REIT Index has outperformed the S&P 500 Index. In today's volatile market, REITs may be an attractive alternative.
[Camera pans to right across building in the foreground and closes in one window which transitions to a slide reading:]
CGM REALTY FUND
MANAGED BY KEN HEEBNER
[Below in smaller type:]
Lipper Analytical Services Inc., an independent mutual fund ranking agency, ranks CGM Realty Fund #2 of 22 real estate funds for 3-year performance and #12 of 67 real estate funds for 1-year performance for the periods ended 12/31/97. [Announcer reads:]
Since inception, CGM Realty Fund has been a top performer in the real estate mutual fund category. Managed by Ken Heebner, CGM Realty Fund invests in REITs [A second slide superimposes on the last reading:]
CGM REALTY FUND
Three-Year Total Return: 118.7%
1/1/95-12/31/97
[Below in smaller type-except for numbers which are same size as total return number above:]
26.7%, 29.8% and 24.1% are the average annual total returns for CGM Realty Fund for the 1- and 3-year periods ended 12/31/97 and from inception on 5/13/94 through 12/31/97.The Fund's adviser absorbed a portion of management fees and expenses from inception though 12/31/97. Otherwise the total return would be lower.
[Announcer continues:]
And offers the potential for high current income and long term appreciation. [Next slide superimposes on last and starts out with a color image of a fencer (small) which transitions into the CGM logo (line drawing of a fencer in a box with lines in the background) on the left with the following text immediately to the right:]
CGM REALTY FUND
1-800-CGM-INFO
[Below, in smaller type:]
The S&P 500 Index is an unmanaged index of the stock performance of 500 major companies, the majority of which are listed on the New York Stock Exchange. The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged index currently consisting of approximately 175 equity REITs.This information represents past performance which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees, charges, and expenses, call toll free.
(C) 1998 CGM
[Final Voiceover:]
For a prospectus, call 1-800-CGM-INFO.
[Commercial ends.]